UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2026
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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

530 Lytton Avenue, Suite 301
Palo Alto,	California		94301
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 12, 2026, Upwork Inc., or the Company, and David T. Bottoms, the Company's GM, Marketplace, reached an agreement regarding Mr. Bottoms's resignation and departure from the Company. Mr. Bottoms will remain employed by the Company through April 3, 2026.

On March 17, 2026, the Company and Mr. Bottoms entered into an agreement, or the Bottoms Separation Agreement, setting forth the terms of Mr. Bottoms’s separation from the Company. Pursuant to the Bottoms Separation Agreement, subject to a release of claims by Mr. Bottoms, Mr. Bottoms will be entitled to certain payments and benefits after his last day of employment, including (i) a lump sum payment equal to twelve months’ base salary and (ii) reimbursement for any insurance premium payments paid by Mr. Bottoms to continue to receive coverage for himself and his covered dependents under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, until the earlier of (x) the effective date on which he becomes covered by a substantially equivalent health insurance plan of a subsequent employer, (y) twelve months following his last date of employment, and (z) the date he is no longer eligible for COBRA benefits. Mr. Bottoms’s outstanding equity awards will continue to vest through his last date of employment.

The foregoing description of the Bottoms Separation Agreement is qualified in its entirety by reference to the full text of the Bottoms Separation Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2026.

Effective April 4, 2026, Anthony Kappus, the Company’s GM & Chief Operating Officer, will lead all Marketplace-related teams with the exception of engineering, which will be led by Andrew Rabinovich, the Company’s Chief Technology Officer & Head of AI/ML.

(e)

The information set forth above under 5.02(b) is hereby incorporated by reference into this Item 5.02(e).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: March 18, 2026	By:	/s/ Jacob McQuown
Jacob McQuown Chief Legal Officer